UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

June 10, 2022

Date of Report (Date of earliest event reported)

SHIFT4 PAYMENTS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39313	84-3676340
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2202 N. Irving St.

Allentown, Pennsylvania 18109

(Address of principal executive offices) (Zip Code)

(888) 276-2108

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value per share	FOUR	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On June 10, 2022, Shift4 Payments, Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Meeting”). A total of 77,066,136 shares of the Company’s Class A, Class B, and Class C common stock (collectively, “Common Stock”) were present in person or represented by proxy at the Meeting, representing approximately 91.52% percent of the Company’s outstanding Common Stock as of the April 14, 2022 record date. The following are the voting results for the proposals considered and voted upon at the Meeting, each of which were described in the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on April 28, 2022. The results were as follows:

Item 1 — Election of two Class II director nominees to the Company’s board of directors (the “Board”) for a term of office expiring on the date of the annual meeting of stockholders to be held in 2025 and until their respective successors have been duly elected and qualified.

	Votes FOR	Votes WITHHELD	Broker Non-Votes
Nancy Disman	311,357,624	25,778,717	6,483,957
Sarah Goldsmith-Grover	314,422,570	22,713,771	6,483,957

Item 2 — Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2022.

Votes FOR	Votes AGAINST	Votes ABSTAINED	Broker Non-Votes
343,045,987	539,204	35,107	0

Item 3 — Approval, on an advisory (non-binding) basis, of the frequency of future advisory votes on the compensation of the Company’s named executive officers.

Votes for One Year	Votes for Two Years	Votes for Three Years	Votes ABSTAINED	Broker Non-Votes
337,062,118	10,338	32,822	31,063	6,483,957

Item 4 — Approval of the Amended and Restated Shift4 Payments, Inc. 2020 Incentive Award Plan.

Votes FOR	Votes AGAINST	Votes ABSTAINED	Broker Non-Votes
306,343,620	30,749,572	43,149	6,483,957

Based on the foregoing votes, each of Nancy Disman and Sarah Goldsmith-Grover was elected as a Class II director, Item 2 was approved, and Item 4 was approved. Additionally, with respect to Item 3, the stockholders approved, on an advisory (non-binding) basis, that future stockholder advisory votes on the compensation of the Company’s named executive officers be held every year.

No other items were presented for shareholder approval at the Meeting.

Item 9.01.	Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit No.	Description

10.1	Amended and Restated Shift4 Payments, Inc. 2020 Incentive Award Plan.

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 13, 2022	SHIFT4 PAYMENTS, INC.

	By:	/s/ Jordan Frankel
Jordan Frankel
Secretary, General Counsel and Executive Vice President, Legal, Human Resources and Compliance